UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 6, 2025, Tripadvisor, Inc. issued a press release announcing its preliminary financial results for the three and nine months ended September 30, 2025. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Items 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On November 6, 2025, the Company issued a press release announcing the realignment of its operating model to support the Company’s long-term goals and positioning as an experiences-led and AI-enabled company. This realignment will include a reduction of the Company’s global workforce and a substantial portion of the costs associated with this course of action will relate to severance payments, employee benefits and other associated costs.

The Company expects at least $85 million in annualized gross cost savings, the majority of which are expected to be realized in 2026 and fully realized by 2027. The Company estimates that it will incur charges of approximately $35 million to $40 million in connection with these actions, primarily consisting of cash expenditures for employee severance payments, employee benefits and other related costs. We expect that the substantial portion of these charges will be incurred during the fourth quarter of 2025, with the remaining expensed during 2026.

The estimated charges and the timing of such charges are based on certain assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from such estimates. We may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the implementation of the planned workforce reduction.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2025, Greg O’Hara notified the Company of his decision to resign from the Board of Directors (the “Board”), effective November 3, 2025. Mr. O’Hara’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

On November 5, 2025, the Board appointed Alex Dichter to the Board. Currently, Mr. Dichter serves as senior advisor to KSL Capital Partners, a private equity fund focused on investments in Hospitality and Travel, and SkyLink, a corporate travel AI startup, each since 2025. From 1999 to 2025, Mr. Dichter served in numerous capacities at McKinsey & Company, most recently serving as a Senior Partner, where he led the firm’s Global Airline, Aviation and Travel Practice and the firm’s Asia-Pacific Travel, Transport & Logistics Practice. Since 2024, Mr. Dichter has served as Chair of the Board of Hurtigruten Expeditions, the world’s oldest expedition cruise line, and, since 2025, a Board member of Tortuga Resorts, a KSL portfolio company. Mr. Dichter holds a Bachelor’s degree from Embry-Riddle Aeronautical University and an MBA from The Tuck School of Business.

Mr. Dichter will receive the standard director compensation that the Company provides to its non-employee directors as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2025.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Dichter had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between either Mr. Dichter and any other person pursuant to which Mr. Dichter was selected as a director of the Company.

Forward Looking Statements

Statements in this report, as well as statements by our executive officers, regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to Tripadvisor’s future financial performance on both a GAAP and non-GAAP basis, and Tripadvisor’s prospects as a comprehensive destination for hotels, experiences, and restaurants, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “would,” “opportunity,” “goal,” “objective” or similar terms, variations of such terms or the negative of those terms. Investors are cautioned that statements in this report, which are not strictly historical statements, including, without limitation, statements with respect to our experiences-led strategy, changes in our operating model, expected cost savings, growth objectives, AI-led initiatives, product innovation, strategic investments and partnership opportunities, capital allocation and stock repurchases, business and market trends, estimated restructuring and other related reorganization costs, and our financial outlook and statements regarding management’s plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including, but not limited to, our ability to execute and achieve the expected benefits from our strategic focus on experiences, our ability to successfully re-align our operating model, our ability to realize the anticipated cost savings and expected timing, our ability to estimate the amount and timing of the pre-tax restructuring and other related reorganization costs, our ability to leverage Group data to capitalize on AI-led opportunities, our ability to respond to market trends and technological changes, and those risks, uncertainties and factors detailed in Tripadvisor’s filings with the SEC. As a result of such risks, uncertainties and factors, Tripadvisor’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Tripadvisor is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Tripadvisor, Inc. dated November 6, 2025 regarding earnings.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Date: November 6, 2025	By:	/S/ MICHAEL NOONAN
Michael Noonan
Chief Financial Officer